UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2011

Puda Coal, Inc.
(Exact name of registrant as specified in its charter)

333-85306
(Commission File Number)

Delaware	65-1129912
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

 426 Xuefu Street, Taiyuan, Shanxi Province,
The People’s Republic of China
(Address of principal executive offices, with zip code)

011 86 351 228 1302
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 4, 2011, NYSE Amex (the “Exchange”) notified Puda Coal, Inc. (the “Company”) that the Exchange intends to delist the Company’s common stock from the Exchange by filing a delisting application with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to Section 1009(d) of the NYSE Company Guide.  The staff of the Exchange (the “Staff”) determined that it is necessary and appropriate for the protection of investors to initiate immediate delisting proceedings.  The Staff based its decision on the reasons that (i) the Company is subject to delisting pursuant to Sections 134 and 1101 of the NYSE Company Guide in that the Company did not timely file its reports with the SEC; (ii) the Company is subject to delisting pursuant to Section 1003(f)(iii) of the NYSE Company Guide in that the Company or its management engaged in operations which, in the opinion of the Staff, are contrary to the public interest; (iii) the Company is subject to delisting pursuant to Section 132(e) of the NYSE Company Guide in that the Company’s communications contained material misstatements or omitted material information necessary to make such communications to the Exchange not misleading; and (iv) the Company is subject to delisting pursuant to Section 1002(e) of the NYSE Company Guide in that the an event has occurred or a condition exists which makes further dealings of the Company’s securities on the Exchange unwarranted.

Unless the Exchange’s determination is appealed, the Company expects that the Exchange will file a Form 25 with the SEC to remove the Company’s common stock from listing and registration on the Exchange and that the Company’s common stock will be delisted from the Exchange shortly. The Company is considering its response to the Exchange.  Trading in the Company's stock has been halted by the Exchange since April 11, 2011.

Item 8.01 Other Events

On August 10, 2011, the Company issued a press release announcing its receipt of the delisting notice from the Exchange on August 4, 2011.  A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(99)	Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this report.

Exhibit No.	Description

99.1	Press Release dated August 10, 2011 regarding the receipt of delisting notice from NYSE Amex dated August 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUDA COAL, INC.

Date: August 10, 2011	By:	/s/ Qiong Wu
Qiong Wu
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 10, 2011 regarding the receipt of delisting notice from NYSE Amex dated August 4, 2011.